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                                                                   Exhibit 10.24


                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of June 8, 1998, by and between, PMR CORPORATION, a Delaware corporation ("PMR"), and STADTLANDER DRUG DISTRIBUTION COMPANY, INC., a Delaware corporation ("Stadtlander").

         WHEREAS, PMR and Stadtlander propose to enter into an Operating Agreement in connection with the issuance and acquisition of a membership interest in Stadt Solutions, LLC (the "Company"), substantially in the form attached hereto as Exhibit A (the "Operating Agreement");

         WHEREAS, in connection with the formation of the Company, the parties hereto propose to enter into a Transition and Services Agreement with the Company in substantially the form attached hereto as Exhibit B (the "Transition and Services Agreement"); and

         WHEREAS, in order to induce each other to enter into the Operating Agreement and the Transition and Services Agreement (collectively, the "Related Agreements"), the parties desire to make certain representations, warranties and covenants as set forth in this Agreement.

         NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE 1

                     DEFINITIONS; ORGANIZATION; CLOSING DATE

     1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Operating Agreement.

     1.2 CLOSINGS. At the First Closing (the "First Closing") and subject to the terms and conditions of this Agreement, the Company, PMR and each of Stadtlander shall perform the covenants set forth in Section 4.1(a). At the Second Closing, (the "Second Closing") each of PMR and Stadtlander shall perform the covenants set forth in Section 4.1(b). Notwithstanding anything to the contrary herein, if any party determines that it is necessary to postpone the First Closing for purposes of complying with applicable regulatory clearance or waiting period(s), then the First Closing shall be combined with the Second Closing, subject to the applicable closing conditions herein.

     1.3 CLOSING DATES. Subject to Section 1.2, the First Closing shall take place at the offices of Cooley Godward LLP, whose address is 4365 Executive Drive, Suite 1100, San Diego, California 92121. The Closing shall be held at 1:00 p.m., local time, on July 1, 1998, or at such other time and place upon which PMR and Stadtlander shall agree (the date of the First Closing is hereinafter referred to as the "First Closing Date").

               (a) Consummation of the Second Closing will take place at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121, at such

                                       1.



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time and date which is as soon as practicable after the satisfaction of the conditions set forth in Section 5.2 and Section 6.2 (the "Second Closing Date").

                                   ARTICLE 2

                      REPRESENTATIONS AND WARRANTIES OF PMR

         PMR makes the following representations and warranties, each of which is true and correct on the date hereof, shall remain true and correct to and including each Closing Date, and shall survive each Closing as provided herein:

     2.1 ORGANIZATION AND STANDING; CERTIFICATE OF INCORPORATION AND BYLAWS. PMR is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. PMR has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. PMR has furnished Stadtlander with copies of its Certificate of Incorporation and Bylaws, each as amended. Said copies are true, correct and complete and shall contain all amendments through the Closing Date.

     2.2 CORPORATE POWER. PMR has and will have at the First Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement and the Related Agreements, and to carry out and perform its obligations under the terms of this Agreement and the Related Agreements.

     2.3 AUTHORIZATION. All corporate action on the part of PMR, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements by PMR, and the performance of all of PMR's obligations hereunder and thereunder has been taken or will be taken prior to the First Closing. This Agreement and the Related Agreements, when executed and delivered by PMR, shall constitute valid and binding obligations of PMR, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     2.4 FINANCIAL. The audited consolidated balance sheet and consolidated statements of stockholders' equity of PMR as of April 30, 1997 and the audited consolidated statements of operations and statements of cash flows of PMR for the fiscal year ended April 30, 1997, each certified by Ernst & Young LLP, independent certified accountants, whose report thereon is included therein, and the unaudited condensed consolidated balance sheet of PMR as of January 31, 1998 and the unaudited condensed consolidated statements of income and cash flows of PMR for the fiscal quarter ended January 31, 1998 (as filed with the SEC) present fairly the financial position of PMR as of the date of said balance sheets and the results of operations of PMR for the periods covered by said statements of operations, in accordance with generally accepted accounting principles consistently applied, except as otherwise disclosed therein and except, in the case of unaudited statements, for normally recurring year-end adjustments.


                                       2.

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     2.5 BUSINESS. PMR is in the business of developing and managing programs and services for individuals with serious mental illnesses in the United States, and as of the date hereof, operates programs in 13 states.

     2.6 TRANSFERRED BUSINESS. Subject to the consent of third parties as applicable, PMR has and shall have at the Second Closing, the right to assign and transfer all of its rights in and to its clinical information initiative to the Company.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF STADTLANDER

         Stadtlander makes the following representations and warranties, each of which is true and correct on the date hereof, shall remain true and correct to and including each Closing Date, and shall survive the Closing as provided herein:

     3.1 ORGANIZATION AND STANDING; CERTIFICATE OF INCORPORATION AND BYLAWS. Stadtlander is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. Stadtlander has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. Stadtlander has furnished PMR with copies of its Certificate of Incorporation and Bylaws, each as amended. Said copies are true, correct and complete and shall contain all amendments through the Closing Date.

     3.2 CORPORATE POWER. Stadtlander has and will have at the First Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement and the Related Agreements, and to carry out and perform its obligations under the terms of this Agreement and the Related Agreements.

     3.3 AUTHORIZATION. All corporate action on the part of Stadtlander, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Related Agreements by Stadtlander, and the performance of all of Stadtlander's obligations hereunder and thereunder has been taken or will be taken prior to the First Closing. This Agreement and the Related Agreements, when executed and delivered by Stadtlander, shall constitute valid and binding obligations of Stadtlander, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.4 TRANSFERRED BUSINESS. Subject to any applicable regulatory approvals and individual patient consents, Stadtlander has and shall have at the Second Closing, the right to assign all of its rights in and to its mental health business (as described in Section 4.1(b) below), which consists of the provision of Clozaril and related products to a number of patients that is approximately 6,000.

     3.5 CLOZARIL BASE OVERHEAD CALCULATION. The calculation of the Clozaril Base Overhead set forth on Schedule B to the Operating Agreement is in all material respects an accurate representation of the current operating and overhead expenses for providing the

                                       3.


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pharmaceutical fulfillment and case management services to the customers of the business to be transferred as identified in Section 3.4 above and Section 4.1(b) below. Stadtlander is not currently aware of any factors that will likely result in a material increase in the Clozaril Base Overhead assuming the current volume of its Clozaril business.

                                    ARTICLE 4

                                    COVENANTS

     4.1 CLOSING; DELIVERY.

               (a) At the First Closing, each of PMR and Stadtlander shall execute and deliver the Operating Agreement and the Transition and Services Agreement, and each shall deliver its Initial Capital Contribution to the Company under the Operating Agreement.

               (b) At the Second Closing, each of PMR and Stadtlander shall deliver its Second Capital Contribution to the Company under the Operating Agreement. In addition, Company shall have the right to all of the information for Stadtlander's mental health business (which serves patients with a primary designation of "diagnosed with a mental illness," but does not include Stadtlander's correctional pharmacy division) on Stadtlander's information system and databases. Following the Second Closing, the parties will act in good faith to effect the transfer of information to Company and facilitate the use thereof.

     4.2 NONCOMPETITION. PMR and Stadtlander each acknowledge and agree that upon the formation of the Company, they shall be subject to the noncompetition provisions as set forth in Article 12 of the Operating Agreement.

     4.3 ANNOUNCEMENTS. Announcements concerning the transactions provided for in this Agreement and the Related Agreements by either PMR or Stadtlander shall be subject to the approval of the other in all essential respects, except that approval shall not be required as to any statements and other information which may be submitted to the Securities and Exchange Commission or required to be made pursuant to any rule or regulation of the Securities and Exchange Commission or any other securities regulatory board, or otherwise required by law.

     4.4 THIRD PARTY CONSENTS. Each party shall use its best efforts to obtain all applicable third party consents (including regulatory consents or waivers, as applicable) necessary to consummate the Second Closing.

                                   ARTICLE 5

                          CONDITIONS TO CLOSING OF PMR

     5.1 CONDITIONS TO FIRST CLOSING. The obligation of PMR to enter into the Related Agreements at the First Closing is, at the option of PMR, subject to the fulfillment of the following conditions:


                                       4.

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          (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by Stadtlander in Article 3 hereof shall be true and correct when made, and shall be true and correct as of the Closing in all material respects.

          (b) COVENANTS. The Company and Stadtlander shall have performed or complied with in all material respects with all covenants, agreements and conditions of this Agreement to be performed by them under this Agreement on or prior to the Closing.

     5.2 CONDITIONS TO SECOND CLOSING. The obligation of PMR to make its Second Contribution under the Operating Agreement is, at the option of PMR, subject to fulfillment of the following conditions:

          (a) The parties shall have received all such governmental or other third party approvals, consents, authorizations as may be required to permit the Second Contribution of both PMR and Stadtlander.

          (b) If the parties are required to file notifications of the transaction under the HSR Act, the waiting period required pursuant to the HSR Act and the regulations promulgated thereunder shall have expired or any approvals required in connection with the HSR Act and the regulations promulgated thereunder shall have been obtained.

          (c) There shall have been no material change in Stadtlander's mental health business described in Section 3.4 above.

                                   ARTICLE 6

                      CONDITIONS TO CLOSING OF STADTLANDER

     6.1 CONDITIONS TO FIRST CLOSING. The obligation of Stadtlander to enter into the Related Agreements at the First Closing is, at the option of Stadtlander, subject to the fulfillment of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by PMR in Article 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing in all material respects.

          (b) COVENANTS. The Company and PMR shall have performed or complied with in all material respects all covenants, agreements and conditions of this Agreement to be performed by them under this Agreement on or prior to the Closing.

     6.2 CONDITIONS TO SECOND CLOSING. The obligation of Stadtlander to make its Second Contribution under the Operating Agreement is, at the option of Stadtlander, subject to fulfillment of the following conditions:

          (a) The parties shall have received all such governmental or other third party approvals, consents, authorizations as may be required to permit the Second Capital Contribution of both Stadtlander and PMR.



                                       5.

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          (b) If the parties are required to file notifications of the transaction under the HSR Act, the waiting period required pursuant to the HSR Act and the regulations promulgated thereunder shall have expired or any approvals required in connection with the HSR Act and the regulations promulgated thereunder shall have been obtained.

          (c) There shall have been no material change in PMR's clinical information initiative described in Section 2.6.

                                   ARTICLE 7

                           INVESTMENT REPRESENTATIONS

     7.1 REPRESENTATIONS. Each of PMR and Stadtlander hereby makes the following certifications and representations with respect to the acquisition of its interests in the Company:

          (a) It understands that the interests it is acquiring in the Company (the "Interests") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), on the basis that no distribution or public offering of the Interests is to be effected. It understands that its Interest is deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act.

          (b) It is acquiring its Interest solely for its account for investment and it has no intention of distributing or selling the Interest or any part thereof except as may be permitted under the Securities Act and any applicable state securities laws. Each party also represents that the entire legal and beneficial interests of the Interest it is acquiring is being acquired for, and will be held for its account only.

          (c) It recognizes that each Interest being acquired by it must be held indefinitely unless the Interest is subsequently registered under the Securities Act or an exemption from such registration is available. It recognizes that the Company has no obligation to register the Interests or to comply with any exemption from such registration.

          (d) It has either (i) a preexisting personal or business relationship with the Company or any of its members, officers, directors, managers, or controlling persons, or (ii) the capacity to protect its own interests in connection with the purchase of the Interests by virtue of its professional business or financial experience (or the business or financial experience of its professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly).

          (e) It is aware that an Interest may not be sold pursuant to Rule 144 adopted under the Securities Act ("Rule 144") unless certain conditions are met and until it has held the Interest for at least one year. Among the conditions for use of Rule 144 is the availability of current information to the public about the issuer of the Interest. It understands that there is no such information available and that the Company has no plans to make such information available.

          (f) It further agrees not to make any disposition of all or any part of any Interests being acquired in any event unless and until: (i) the Interest is transferred pursuant to

                                       6.
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Rule 144, and the Company shall have received from it documentation acceptable to the Company that a sale of the Interest has occurred in accordance with all of the provisions of Rule 144, as in effect from time to time; or (ii) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or (iii) (A) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition,
(B) it shall have complied with all applicable provisions of the Operating Agreement, (C) it shall have furnished the Company with an opinion of counsel for the party to the effect that such disposition will not require registration of such Interest under the Securities Act, and (D) such opinion of counsel for the party shall have been concurred in by the Company's counsel and the Company shall have advised the party of such concurrence.

          (g) It understands and agrees that all certificates evidencing the Interest to be issued to it may bear (and if no certificate evidencing the Interest is issued by the Company, an initial transaction statement, if required, shall include) a legend substantially in the following form:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     7.2 NO TRANSFER. The Company shall not be required (i) to transfer on its books any Interest which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Operating Agreement or (ii) to treat as owner of such Interest or to accord the right to vote as such owner or to make any distributions to any transferee to whom such Interest shall have been so transferred.

                                    ARTICLE 8

                                  MISCELLANEOUS

     8.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California.

     8.2 ARBITRATION. The parties agree that they shall submit any disputes arising under this Agreement to binding arbitration pursuant to Section 14.1 of the Operation Agreement, which section is incorporated herein by reference.

     8.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of PMR or Stadtlander to purchase its interests of the Company shall not be assignable without the consent of the other parties hereto.

                                       7.
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     8.4 THIRD PARTY BENEFICIARY. The Company shall be a third party beneficiary with respect to the representations and warranties of PMR and Stadtlander hereunder.

     8.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Related Agreements, and other documents delivered pursuant hereto and thereto at each Closing constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     8.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing (including telecopy or similar electronic transmission) and shall be sent by telecopy or other electronic facsimile transmission or by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed:

          (a) if to PMR, to:

                 PMR Corporation
                 501 Washington Street, 5th Floor
                 San Diego, CA 92103
                 Attn: President
                 Tel: (619) 610-4001
                 Fax: (619) 610-4184

or to such other address as PMR shall have furnished to the Company and Stadtlander in writing;

          (b) if to Stadtlander, to:

                 Stadtlander Drug Distribution Company, Inc.
                 600 Penn Center Boulevard
                 Pittsburgh, PA  15235
                 Attn: President
                 Tel: (800) 238-7828
                 Fax: (412) 825-8686

or to such other address as Stadtlander shall have furnished to PMR and the Company in writing.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when received if delivered personally or by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     8.7 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing hereunder upon any breach of any party under this Agreement, shall impair any such right, power or remedy nor shall it be construed to be a


                                       8.


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waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party hereto, shall be cumulative and not alternative.

     8.8 EXPENSES. Each party bears its own expenses incurred by it with respect to this Agreement and the transactions contemplated hereby.

     8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     8.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     8.11 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.



                                       9.
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         IN WITNESS WHEREOF, the parties have executed this Subscription
Agreement as of the date first above written.

                                  PMR:

                                  PMR CORPORATION
                                  a Delaware corporation


                                  By:      /s/ Mark Clein
                                           -------------------------------------
                                  Title:   Chief Financial Officer
                                           -------------------------------------

                                  STADTLANDER:

                                  STADTLANDER DRUG DISTRIBUTION COMPANY INC.
                                  a Delaware corporation


                                  By:      /s/ Morris Perlis
                                           -------------------------------------
                                  Title:   President and Chief Executive Officer
                                           -------------------------------------



                                      10.
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                              [EXHIBITS EXCLUDED]